AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 1, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2003

Intrepid Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-66859 (Commission File Number)	59-3546446 (IRS Employer Identification Number)

3652 South Third Street, Suite 200, Jacksonville Beach, Florida (Address of principal executive offices)	32250 (Zip Code)

Registrant’s telephone number, including area code: (904) 246-3433

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 5. Other Events.

     On June 16, 2003, Intrepid Capital Corporation (“Intrepid”) sold to Ewing Capital Partners, LLC, a Florida limited liability company (“Purchaser”), 100 shares of the common stock of Allen C. Ewing & Co., a Florida corporation and a wholly-owned subsidiary of Intrepid (“Ewing”), pursuant to the terms of a Stock Purchase Agreement between Intrepid and Purchaser dated as of May 2, 2003 (the “Purchase Agreement”). Pursuant to the Purchase Agreement, Purchaser purchased all of the issued and outstanding capital stock of Ewing for an aggregate purchase price of $300,000, which amount was paid in cash by Purchaser at the closing of the transaction.

     The description of the Purchase Agreement set forth herein is qualified in its entirety by reference to such document, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)	Financial Statements of Businesses Acquired and Pro Forma Financial Information.

None.

(c)	Exhibits.

10.1	Stock Purchase Agreement dated as of May 2, 2003 between Intrepid Capital Corporation and Ewing Capital Partners, LLC.

[Signature Page Follows]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Intrepid Capital Corporation has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTREPID CAPITAL CORPORATION

By:	/s/ Mark F. Travis

Mark F. Travis, President and Chief Executive Officer

Dated: July 1, 2003

EXHIBIT INDEX

Exhibits.	Description.

10.1	Stock Purchase Agreement dated as of May 2, 2003 between Intrepid Capital Corporation and Ewing Capital Partners, LLC.

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